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                                                                    EXHIBIT 10.3


                                                  JOINT VENTURE RUSSIA-GERMANY
                                               Temillino-4, Lyubertsy District
                                                  Moscow Region, Russia 140070
[DENTOMAL LOGO]                                  Telephone (Moscow): 557-59-41
                                                       Fax (Moscow): 557-51-11
                                                         Telex: 206125 DIAM SU
                                               Cable: 206786 (For Russia only)

________________________________________________________________________________

Your No.:  ____________

Your Date: ____________

Our No.:   ____________

Our Date:  ____________


                            LETTER OF AUTHORIZATION

         This letter is to certify that the "BAVARIAN DENTAL INSTRUMENTS INC." is the sole initial U.S. Distributor of Dental Burs, manufactured by JV "DENTOMAL."

         The "BAVARIAN DENTAL INSTRUMENTS INC." is authorized to list Dental Burs with FDA on behalf of JV "DENTOMAL" and maintain Historical Listing File.


         /s/ V.A. Serebriakov
         ------------------------------
         V. A. Serebriakov
         General Director
         JV "DENTOMAL"
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                                                  JOINT VENTURE RUSSIA-GERMANY

                                               Temillino-4, Lyubertsy District
                                                  Moscow Region, Russia 140070
[DENTOMAL LOGO]                                  Telephone (Moscow): 557-59-41
                                                       Fax (Moscow): 557-51-11
                                                         Telex: 206125 DIAM SU
                                               Cable: 206786 (For Russia only)

________________________________________________________________________________

Your No.:  ____________

Your Date: ____________            To: BAVARIAN DENTAL INSTRUMENTS, Inc.
                                       200 Westlake Blvd., #202
Our No.:   ____________                Westlake Village, California 91362, USA.

Our Date:  December 25, 1995


                        DECLARATION OF EXCLUSIVE RIGHTS.

This is to confirm that BAVARIAN DENTAL INSTRUMENTS Inc., the US Company, has an exclusive rights to market and sell JV ""DENTOMAL", the Russian Company's manufactured products - Dental Diamond Burs (FG type 3) for the North and South America's following countries:

              North America                           South America
              -------------                           -------------

        United States of America                        Venezuela
                Canada                                  Colombia
                Mexico                                    Peru
               Guatemala                                 Bolivia
               Honduras                                 Paraguay
               Nicaragua                                 Brazil
              Costa Rica                                Argentina
                Panama                                    Chile

This exclusive authorization is JV "DENTOMAL," contractual commitment and valid for 3 (three) years from the date this document is signed.
By signing this document JV "DENTOMAL," Company guaranties not to market nor sell the Company's products directly and/or indirectly through any Person, Distributor, Importer or Organization for North and South American markets. Should no orders are placed by BAVARIAN DENTAL INSTRUMENTS, Inc. within consecutive 6 (six) months this document is no longer in force. This Declaration of exclusive rights enters into force from the date of confirmation of the first order for products.


 /s/  V.A. SEREBRIAKOV
------------------------------         [SEAL]         25.12.95
V.A. Serebriakov
General Director